UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                 FORM 8-K
                              CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                   Date of Report:  September 10, 2010
                    (Date of Earliest Event Reported)

                         REGENT TECHNOLOGIES, INC.
          (Exact name of registrant as specified in its charter)

          Colorado                 000-09519                84-0807913
(State or other jurisdiction (Commission File No.) (IRS Employer or ID #) of incorporation)

                       5646 Milton Street, Suite 722
                           Dallas, Texas  75206
                 (Address of principal executive offices)

                              (214) 694 2227
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to rule 425 under the Securities
            Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Regent Technologies, Inc. ("Regent") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Regent's management as well as estimates and assumptions made by Regent's management. The Private Securities Litigation Reform Act of 1995 (the "Act") provides a safe harbor for forward-looking statements made by or on behalf of the Company. The Company and its representatives may from time to time make written or oral statements that are "forward-looking," including statements contained in this report and other filings with the Securities and Exchange Commission, reports to the Company's shareholders and news releases. All statements that express expectations, estimates, forecasts or projections are forward-looking statements within the meaning of the Act. In addition, other written or oral statements, which constitute forward-looking statements, may be made by or on behalf of the Company. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "projects", "forecasts", "may", "should", variations of such words and similar expressions are intended to identify such forward-looking statements. Management cautions that forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from projections in such forward-looking statements. We undertake no obliga-tion to update a forward-looking statement to reflect subsequent events, changed circumstances, or the occurrence of unanticipated events.
In this Form 8-K, references to "we," "our," "us," the "Company," or "Regent" refer to Regent Technologies, Inc., a Colorado corporation.
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Item 8.01  Other Events
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Division Manager Named
----------------------
On September 10, 2010, the Board of Directors confirmed the Company's plans to enter the development of oil and gas resources and named Dr. Anton Prodanovic as the General Manager of the Natural Resources Division and related technologies. Dr. Anton Prodanovic has been focused during his career on the evaluation, plan-ning, permitting, construction and management of various global energy projects. Since 2000, he has served as a consultant to various oil and natural gas com-panies and renewable energy ventures, including a contract for services as the acting-CEO to a company with oil and gas resources in Russia which contract ex-pires in October, 2010. Between 1984 and 2000, Dr. Prodanovic served in various capacities with Mobil Corporation as an officer or senior executive with various divisions and projects within Mobil Corporation, and from 1976 until 1984 he was a Senior Research Associate with Exxon Production Research Co., a division of Exxon Corporation. Dr. Prodanovic is a member of the American Society of Civil Engineers and the American Society of Mechanical Engineers. He was co-founder or organizer of Offshore Mechanics and Arctic Engineering, Polar Offshore Arctic Conferences, Offshore Technology Conferences and Russian Arctic Offshore Con-ferences. A Fulbright scholar (1973), Dr. Prodanovic also served as Assistant Professor at the University of Sarajevo, Yugoslavia and was a Research Assistant at Rice University. Dr. Prodanovic holds a Ph.D. in Structural Engineering from Rice University, an M.A. in International Business from the University of Texas and a B.S. in Civil Engineering from the University of Sarajevo.

Regent Technologies, Inc. is a technology-focused company that utilizes emerging proprietary technologies to impact the global energy industry. Regent operates through two divisions: Natural Resources and Energy Technology Development. Our vision is to achieve significant results through technology enhancements in both energy development and innovations that support energy production. Our mission is to exploit our proprietary advantages to increase shareholder value while promoting responsible energy now and in the future.
                                       - 2 -
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                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Regis-trant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 13, 2010
                               REGENT TECHNOLOGIES, INC.

                               By: /s/ David A. Nelson
                                   ---------------------------------------------
                                       David A. Nelson
                                       President and Chief Executive Officer